UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 28, 2004

                           MICROFINANCIAL INCORPORATED
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                                  MASSACHUSETTS
                                  -------------
                 (State or other jurisdiction of incorporation)


                    1-14771                     04-2962824
               -----------------------------------------------------
          (Commission file number) (IRS Employer Identification Number)


                       10-M Commerce Way, Woburn, MA 01801
                       -----------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 781-994-4800
        ----------------------------------------------------------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.
                  ---------------------------------------------

         Pursuant  to  Form  8-K,  General   Instruction  F,  Registrant  hereby
incorporates by reference the press release attached hereto as Exhibit 99.

Item 9.01.        Financial Statements and Exhibits.
                  ----------------------------------

           Exhibit                       Exhibit Title
           -------                       -------------

           Exhibit 99                    Press Release dated October 28, 2004


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MICROFINANCIAL INCORPORATED
                                         Registrant



                                         By:/s/ James Jackson
                                            ------------------------------------
                                            James Jackson
                                            Vice President and Chief Financial
                                             Officer

Dated: November 1, 2004